Exhibit 4.2

                  NUMBER                                                  SHARES

         ______C

                            ITHAKA ACQUISITION CORP.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                  COMMON STOCK

                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

               THIS CERTIFIES THAT                      CUSIP



               IS THE OWNER OF

   FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.0001 EACH OF THE
                                 COMMON STOCK OF

                            ITHAKA ACQUISITION CORP.

  TRANSFERABLEON THE BOOKS OF THE CORPORATION IN PERSON OR BY DULY AUTHORIZED
         ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.
  THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED BY THE TRANSFER AGENT AND
                          REGISTERED BY THE REGISTRAR.
         WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND THE FACSIMILE
                  SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

    DATED:



                                    [ITHAKA CORP
----- -----------------------------     LOGO    --------------------------------
 CHAIRMAN                             OMITTED]  SECRETARY

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM -   as tenants in common               UNIF GIFT MIN ACT - _____ Custodian ______
         TEN ENT -   as tenants by the entireties                          (Cust)           (Minor)
         JT TEN -    as joint tenants with right of survivorship           under Uniform Gifts to Minors
                     and not as tenants in common                                  Act ______________
                                                                                                (State)

    Additional Abbreviations may also be used though not in the above list.

                            ITHAKA ACQUISITION CORP.

         The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations, or restrictions of such preferences and/or rights. This certificate and the shares represented thereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and all amendments thereto and resolutions of the Board of Directors providing for the issue of shares of Preferred Stock (copies of which may be obtained from the secretary of the Corporation), to all of which the holder of this certificate by acceptance hereof assents.

         FOR VALUE RECEIVED, _____________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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------------------------------------------------------------------------- SHARES

OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

                                                                        ATTORNEY
------------------------------------------------------------------------
TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WILL FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED
     -------------------

                      ----------------------------------------------------------
                      NOTICE: The signature to this  assignment  must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

Signature(s) Guaranteed:

----------------------------------------------------------
THE  SIGNATURE(S)  SHOULD  BE  GUARANTEED  BY AN  ELIGIBLE
GUARANTOR  INSTITUTION (BANKS,  STOCKBROKERS,  SAVINGS AND
LOAN  ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE  MEDALLION PROGRAM,  PURSUANT
TO S.E.C. RULE 17Ad-15).

The holder of this certificate shall be entitled to receive funds from the trust fund only in the event of the Company's liquidation upon failure to consummate a business combination or if the holder seeks to convert his respective shares into cash upon a business combination which he voted against and which is actually completed by the Company. In no other circumstances shall the holder have any right or interest of any kind in or to the trust fund.